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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
       Date of Report (Date of earliest event reported) November 1, 2002

                             WORONOCO BANCORP, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)

      Delaware                   1-14671                  04-3444269
      --------                   ---------                ----------
(State or other jurisdiction   (Commission              (IRS Employer
of incorporation)              File Number)             Identification No.)

                 31 Court Street, Westfield, Massachusetts 01085
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                    (Address of principal executive offices)

                                 (413) 568-9141
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)













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ITEM 5. OTHER EVENTS.
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     Effective November 1, 2002, James A. Adams retired from the Boards of
Directors of Woronoco Bancorp, Inc. and Woronoco Savings Bank. Mr. Adams had served as a director of Woronoco Bancorp since its formation in 1998 and as a Trustee/Director of Woronoco Savings Bank since 1962. In connection with Mr. Adams retirement, the size of each board was reduced by one seat.




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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  November 1, 2002                By: /s/ Debra L. Murphy
                                        ------------------------------------
                                        Debra L. Murphy
                                        Executive Vice President and Chief
                                        Financial Officer